Security Information






Security Purchased

CUSIP
585464100

Issuer
MELCO PBL
ENTERTAINMENT

Underwriters
Citigroup, CSFB,
UBS, CIBC, CLSA
Ltd, DBSI, JP
Morgan

Years of continuous operation, including predecessors
> 3 years

Ticker
MPEL US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/19/2006

Total dollar amount of offering sold to QIBs
 $
1,144,750,000

Total dollar amount of any concurrent public offering
 $
-

Total
 $
1,144,750,000

Public offering price
 $
19.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
1.24

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$
Amount
of
Purchase
% of Offering Purchased by
the Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
2,300
 $
43,700
0.00%

DWS International Select Equity VIP
Chicago
7,800
 $
148,200
0.01%

New York Funds





DWS Global Thematic Fund
New York
                        23,000
 $
437,000
0.04%

DWS International Equity Fund
New York
5,600
 $
106,400
0.01%

DWS International Fund
New York
29,700
 $
564,300
0.05%

DWS International Select Equity Fund
New York
7,400
 $
140,600
0.01%

DWS International VIP
New York
12,200
 $
231,800
0.02%

DWS RREEF Global Real Estate Securities Fund
New York
13,450
 $
255,550
0.02%

Total

101,450
 $
1,927,550
0.17%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
CN000A0LB420

Issuer
INDUSTRIAL &
COMMERCIAL
BANK OF CHINA

Underwriters
China International
Capital Corp, CSFB,
DBSI, ICEA
Capital, Merrill
Lynch

Years of continuous operation, including predecessors
> 3 years

Ticker
1398 HK

Is the affiliate a manager or co-manager of offering?
Lead Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/20/2006

Total dollar amount of offering sold to QIBs
 $
13,956,911,249

Total dollar amount of any concurrent public offering
 $
-

Total
 $
13,956,911,249

Public offering price
 $
0.39

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.01

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount
of
Purchase
% of Offering Purchased by
the Fund

Chicago Funds





DWS International Select Equity VIP
Chicago
4,167,000
 $
1,643,312
0.01%

New York Funds





DWS International Equity Fund
New York
                   2,901,000
 $
1,144,048
0.01%

DWS International Fund
New York
                  15,515,000
 $
6,118,547
0.04%

DWS International Select Equity Fund
New York
                   3,978,000
 $
1,568,777
0.01%

DWS International VIP
New York
6,165,000
 $
2,431,250
0.02%

Total

32,726,000
 $
12,905,933
0.09%







^The Security and Fund Performance is calculated based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
LU0269583422

Issuer
GAGFAH SA

Underwriters
DBSI, Dresdner
Kleinwort, Goldman
Sachs, Morgan Stanley,
DZ Bank AG, Lehman
Brothers, Norddeutsche
Landesbank, Sal
Oppenheim Jr & Cie

Years of continuous operation, including predecessors
> 3 years

Ticker
GFJ GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/19/2006

Total dollar amount of offering sold to QIBs
 $
1,067,290,168

Total dollar amount of any concurrent public offering
 $
-

Total
 $
1,067,290,168

Public offering price
 $
23.78

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.32

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount Purchased
$
Amount
of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
6,500
 $
154,570
0.01%

DWS International Select Equity VIP
Chicago
25,800
 $
613,524
0.06%

New York Funds





DWS Global Thematic Fund
New York
62,900
 $
1,495,762
0.14%

DWS International Equity Fund
New York
                        15,000
 $
356,700
0.03%

DWS International Fund
New York
                        80,200
 $
1,907,156
0.18%

DWS International Select Equity Fund
New York
                        24,700
 $
587,366
0.06%

DWS International VIP
New York
                        31,900
 $
758,582
0.07%

DWS RREEF Global Real Estate Securities Fund
New York
                        26,550
 $
631,359
0.06%

Total

273,550
 $
6,505,019
0.61%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.